UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 Colorado Ave., Suite 230, Santa Monica, CA 90404
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300
Catasys, Inc.
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CATS*	The NASDAQ Capital Market

* Effective July 7, 2020, such trading symbol will be changed to OTRK in connection with the matters reported in this filing.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2020, Catasys, Inc. (the "Company") filed with the Secretary of State of Delaware a Certificate of Amendment (the "Charter Amendment") to its Amended and Restated Certificate of Incorporation to change its corporate name to Ontrak, Inc. The Company's board of directors approved the Charter Amendment and an amendment and restatement of the Company's Bylaws (the "Old Bylaws" and, as amended and restated, the "Amended and Restated Bylaws") reflecting the name change. No other changes were made to the Old Bylaws.

Copies of the Charter Amendment and the Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 6, 2020, the Company issued a press release announcing the corporate name change and ticker symbol change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01	Other Events.

Change of Ticker Symbol and CUSIP Number
In connection with the Company's corporate name change, we also changed the ticker symbol for our common stock on the Nasdaq Capital Market, which previously traded under the ticker symbol CATS. Effective July 7, 2020, our common stock will commence trading under the ticker symbol OTRK. The name change resulted in a change to the CUSIP number for the Company's common stock. The new CUSIP number is 683373104. Outstanding stock certificates for shares of Company's common stock continue to be valid and need not be exchanged to reflect the name change although we recommend that stockholders wishing to retain current evidence of ownership exchange such certificates to reflect the new corporate name and CUSIP number.
New Corporate Website

In connection with the corporate name change, the Company launched a new corporate website: www.ontrak-inc.com. The information on our website is not incorporated into this Current Report on Form 8-K and you should not consider any information on, or that can be accessed through, our website as part hereof.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.  Description
3.1  Certificate of Amendment of Certificate of Incorporation, filed July 6, 2020.
3.2  Amended and Restated Bylaws of Ontrak, Inc., effective July 6, 2020.
99.1  Press release dated July 6, 2020.
104  Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONTRAK, INC.

Date: July 6, 2020	By:	/s/ Brandon LaVerne
Brandon LaVerne
Chief Financial Officer